 Exhibit (a)(2)(v)
The instructions accompanying this Letter of Transmittal and Election Form (the “Letter of Transmittal and Election Form”) should be read carefully before this Letter of Transmittal and Election Form is completed. Computershare Investor Services Inc. (the “Depositary”), your broker or other financial advisor can assist you in completing this Letter of Transmittal and Election Form. Persons whose Shares (as defined herein) are held through a broker, investment dealer, bank, trust company or other intermediary should immediately contact such registered holder for assistance.
THIS LETTER OF TRANSMITTAL AND ELECTION FORM IS FOR USE ONLY IN CONJUNCTION WITH THE PLAN OF ARRANGEMENT INVOLVING TELUS INTERNATIONAL (CDA) INC. AND TELUS CORPORATION PURSUANT TO SECTION 288 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA).
THIS LETTER OF TRANSMITTAL AND ELECTION FORM MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY. IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL AND ELECTION FORM ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. IN PARTICULAR, IF THIS LETTER OF TRANSMITTAL AND ELECTION FORM IS NOT RECEIVED BY THE DEPOSITARY BY 9:00 A.M. (VANCOUVER TIME)/ 12:00 P.M. (TORONTO TIME) ON OCTOBER 22, 2025 OR, IF THE MEETING (AS DEFINED BELOW) IS ADJOURNED OR POSTPONED, THE BUSINESS DAY (AS DEFINED IN THE CIRCULAR (AS DEFINED BELOW)) WHICH IS THREE (3) BUSINESS DAYS PRECEDING THE DATE OF THE RECONVENED MEETING (THE “ELECTION DEADLINE”), YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE COMBINATION CONSIDERATION (AS DEFINED BELOW).
LETTER OF TRANSMITTAL AND ELECTION FORM
FOR SUBORDINATE VOTING SHARES AND/OR MULTIPLE VOTING SHARES OF TELUS INTERNATIONAL (CDA) INC.
This Letter of Transmittal and Election Form is for use by registered holders (“Shareholders”) of subordinate voting shares and/or multiple voting shares (collectively, “Shares”) of Telus International (Cda) Inc. (the “Company” or “TELUS Digital”) in connection with the proposed plan of arrangement (“Plan of Arrangement”) involving the Company and TELUS Corporation (“TELUS”), pursuant to Section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”), pursuant to which, and in accordance with the terms of the arrangement agreement made as of September 1, 2025, between the Company and TELUS (as it may be amended, the “Arrangement Agreement”), TELUS will acquire all of the issued and outstanding Shares that it and its affiliates do not already own. The Arrangement is being submitted for approval at the meeting of Shareholders to be held on October 27, 2025 (the “Meeting”). Shareholders are referred to the Notice of Special Meeting of Shareholders and Management Information Circular dated September 17, 2025 (the “Circular”) prepared in connection with the Meeting, that accompanies this Letter of Transmittal and Election Form. The terms and conditions of the Plan of Arrangement, which is attached as Appendix “B” to the Circular, are incorporated by reference in this Letter of Transmittal and Election Form. Capitalized terms used but not defined in this Letter of Transmittal and Election Form have the meanings set out in the Circular. You are strongly encouraged to read the Circular in its entirety. A copy of the Arrangement Agreement in respect of the Arrangement and a copy of the Circular are available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.
This Letter of Transmittal and Election Form is for use by Registered Shareholders only. Shareholders whose Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Shares.

Under the terms of the Arrangement, as more particularly described in the Circular, Shareholders can elect to receive in respect of all of such Shareholder’s Shares (and for greater certainty, not a portion of such Shares), at the effective time of the Arrangement either:
(i)
US$4.50 in cash (the “Cash Consideration”),

(ii)
0.273 of a common share of TELUS (“TELUS Shares”) (the “Share Consideration”), or

(iii)
0.136 of a TELUS Share and US$2.25 in cash (together, the “Combination Consideration”),

for each Share transferred, subject to proration in each case of an election for Share Consideration or an election for Combination Consideration such that no more than 25% of the aggregate Consideration to be paid to the Shareholders will consist of TELUS Shares. Please refer to the Circular for details.
For purposes of this Letter of Transmittal and Election Form, “Consideration” means the Cash Consideration, the Share Consideration or the Combination Consideration, as set out in the Plan of Arrangement and subject to proration, rounding and fractional adjustments as set forth in Sections 2.5 and 2.7 of the Plan of Arrangement (and as described in the Circular). See “Arrangement Mechanics — Letter of Transmittal and Election Form” and “Arrangement Mechanics — Proration, Rounding and Fractional Adjustments” in the Circular.
If you fail to make a proper election prior to the Election Deadline, being 9:00 a.m. (Vancouver time) on October 22, 2025 or, if the Meeting is adjourned or postponed, the Business Day which is three (3) Business Days preceding the date of the reconvened Meeting, or if your election was not properly made with respect to your Shares, you will be deemed to have elected to receive the Combination Consideration as to all of the Shares you hold.
The aggregate number of TELUS Shares issuable to Shareholders electing the Share Consideration and the Combination Consideration is limited to the Maximum Share Consideration. “Maximum Share Consideration” means an aggregate number of TELUS Shares equal to (a) the number of Shares that are outstanding (excluding Shares in respect of which Dissent Rights have been exercised, and Shares held by TELUS and affiliates of TELUS) immediately prior to the Effective Time, multiplied by (b) the Share Consideration, multiplied by (c) 0.25.
If the aggregate number of TELUS Shares that would otherwise be issuable to Shareholders who have elected to receive the Share Consideration or the Combination Consideration exceeds the Maximum Share Consideration, the number of TELUS Shares issuable to such Shareholders shall be limited to the Maximum Share Consideration and shall be allocated pro rata among such Shareholders electing the Share Consideration and the Combination Consideration, and each such Shareholder will receive cash as consideration for the balance of the TELUS Shares to which such Shareholder would otherwise have been entitled and which exceeds the TELUS Shares so allocated to such Shareholder, notwithstanding an election to receive either the Share Consideration or the Combination Consideration.
TELUS does not intend to, and shall not be required to, execute or file any joint income tax election pursuant to subsection 85(1) or subsection 85(2) of the Tax Act, or any analogous provision of provincial income tax law, with any Shareholder receiving TELUS Shares as consideration for the sale of such Shareholder’s Shares pursuant to the Plan of Arrangement. A Shareholder who elects to receive the Share Consideration but, because of proration, receives a combination of TELUS Shares and cash, will not be entitled to the automatic tax deferral provided for in subsection 85.1(1) of the Tax Act and any analogous provision of provincial income tax law.
The election available to you in respect of the Consideration you may receive under the Arrangement is an investment decision which carries tax consequences. You should consult your investment and tax advisors prior to making your election.
No fractional TELUS Shares will be issued under the Plan of Arrangement. Where the aggregate number of TELUS Shares to be issued to a Shareholder as consideration under the Plan of Arrangement would result in a fraction of a TELUS Share being issuable, then the number of TELUS Shares to be issued to such Shareholder will be rounded down to the closest whole number and such Shareholder will receive a cash payment (rounded down to the nearest whole US$0.01) equal to the product of the (i) TELUS Share Price

(being US$16.49) and (ii) the fractional share amount. If the aggregate cash amount a Shareholder is entitled to receive under the Arrangement would otherwise include a fraction of US$0.01, then the aggregate cash amount such Shareholder will be entitled to receive will be rounded down to the nearest whole US$0.01.
In order to receive the appropriate number of whole TELUS Shares and/or cash that a Shareholder is entitled to receive under the Arrangement, Shareholders are required to deposit:
(i)
this Letter of Transmittal and Election Form, properly completed and duly executed;

(ii)
the certificate(s) or direct registration system advice(s) (collectively, “Certificate(s)”) representing Shares held by them, if any, with the Depositary; and

(iii)
all other required documents.

Shareholders who do not make the deposit as aforementioned will not receive the Consideration to which they are otherwise entitled pursuant to the Arrangement until deposit of such materials is made. Until surrendered as contemplated by Section 4.1 of the Plan of Arrangement, each Certificate that immediately prior to the Effective Time represented Shares, will be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration which the holder is entitled to receive in lieu of such Certificate as contemplated by Section 4.1 of the Plan of Arrangement, less any amounts withheld pursuant to Section 4.3 of the Plan of Arrangement.
Any Certificate formerly representing Shares not duly surrendered on or before the sixth anniversary of the Effective Date will cease to represent a claim by or interest of any former holder of Shares of any kind or nature against or in the Company or TELUS. Accordingly, Shareholders who do not deliver their Share Certificate(s) and all other required documents to the Depositary on or before the date which is six (6) years after the Effective Date will lose their right to receive the Consideration for their Shares. Any payment made by the Depositary (or the Company or any of its Subsidiaries, as applicable) pursuant to the Plan of Arrangement that has not been deposited or has been returned to the Depositary (or the Company or any of its Subsidiaries, as applicable) or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Time, and any right or claim to payment thereunder that remains outstanding on the sixth anniversary of the Effective Time will cease to represent a right or claim of any kind or nature.
For you to make a valid election as to the form of Consideration that you wish to receive under the Arrangement, you must sign and return this Letter of Transmittal and Election Form and make a proper election thereunder and return it, together with the Certificate(s) representing the Shares and any additional documents that may be required, to the Depositary in accordance with the instructions contained herein, which must be received by the Depositary prior to the Election Deadline.   Any Letter of Transmittal and Election Form, once deposited with the Depositary, shall be irrevocable and may not be withdrawn, unless the Arrangement is not completed and the Arrangement Agreement is terminated in accordance with its terms.
Pursuant to the Arrangement, whether or not Shareholders forward the Certificate(s) representing their Shares, upon the Effective Date, each of the Shares held by Dissenting Shareholders in respect of which Dissent Rights have been validly exercised shall be deemed to have been transferred without any further act or formality to TELUS and such Dissenting Shareholders shall cease to be the holders of such Shares and to have any rights as Shareholders other than the right to be paid fair value by TELUS for such Shares; and each of the Shares outstanding immediately prior to the Effective Time, other than Shares held by a Dissenting Shareholder who has validly exercised such holder’s Dissent Rights or by TELUS or its affiliates, shall, without any further action by or on behalf of a holder of Shares, be deemed to be assigned and transferred by the holder thereof to TELUS in exchange for the applicable Consideration, in each case in accordance with the election or deemed election of Shareholders, and the holders of such Shares shall cease to be the holders of such Shares and to have any rights as holders of such Shares other than the right to be paid the applicable Consideration in accordance with the Plan of Arrangement.
Please note that the delivery of this Letter of Transmittal and Election Form does not constitute a vote in favor of the Arrangement. To exercise your right to vote at the Meeting, you must attend the Meeting virtually or complete and return the form of proxy or voting instruction form that accompanied the Circular to Computershare Investor Services Inc. so as to arrive no later than 9:00 a.m. (Vancouver time) on October 23, 2025 or, if the Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays)

before any reconvened meeting, or be deposited with the Chair of the Meeting prior to the commencement of the Meeting or any reconvened meeting. See “Information Concerning the Meeting and Voting” in the Circular.
Notice to Shareholders regarding U.S. Securities Laws
THE TELUS SHARES ISSUABLE IN CONNECTION WITH THE ARRANGEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES EXCHANGE COMMISSION (THE “SEC”) OR ANY SECURITIES REGULATORY AUTHORITY IN ANY STATE OF THE UNITED STATES; AND NEITHER THE SEC NOR ANY SUCH STATE REGULATORY AUTHORITY HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THE CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.
THE ISSUANCE AND DISTRIBUTION OF TELUS SHARES PURSUANT TO THE ARRANGEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE TELUS SHARES ARE BEING ISSUED AND DISTRIBUTED IN RELIANCE ON THE EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 3(A)(10) OF THE SECURITIES ACT ON THE BASIS OF THE APPROVAL OF THE COURT (AS DEFINED IN THE CIRCULAR), WHICH WILL CONSIDER, AMONG OTHER THINGS, THE FAIRNESS OF THE ARRANGEMENT TO SECURITYHOLDERS OF TELUS DIGITAL, AND IN RELIANCE ON SIMILAR EXEMPTIONS UNDER APPLICABLE STATE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE TELUS SHARES ISSUABLE IN CONNECTION WITH THE ARRANGEMENT WILL NOT BE SUBJECT TO RESALE RESTRICTIONS UNDER THE SECURITIES ACT, EXCEPT FOR RESTRICTIONS IMPOSED BY THE SECURITIES ACT ON THE RESALE OF TELUS SHARES BY PERSONS WHO ARE, OR WITHIN 90 DAYS PRIOR TO THE COMPLETION OF THE ARRANGEMENT WERE, “AFFILIATES” OF TELUS. ANY RESALE OF SUCH TELUS SHARES BY SUCH AFFILIATES MAY BE SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, ABSENT AN EXEMPTION THEREFROM, AS MORE FULLY DESCRIBED IN THE CIRCULAR.
IF YOU ARE A U.S. SHAREHOLDER (AS DEFINED BELOW), YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND ELECTION FORM IN THE APPROPRIATE SPACE PROVIDED BELOW, AND COMPLETE THE ATTACHED INTERNAL REVENUE SERVICES (“IRS”) FORM W-9 (SEE THE GENERAL INSTRUCTIONS TO THE ENCLOSED IRS FORM W-9 HEREIN) OR, WHERE APPLICABLE, THE APPROPRIATE IRS FORM W-8 (SEE INSTRUCTION 8).
TO:
COMPUTERSHARE INVESTOR SERVICES INC., at the office set out herein

AND TO:
TELUS INTERNATIONAL (CDA) INC.

AND TO:
TELUS CORPORATION

Please read the Circular and the instructions set out below carefully before completing this Letter of Transmittal and Election Form.   Delivery of this Letter of Transmittal and Election Form to an address other than the address set out on the back of this Letter of Transmittal and Election Form will not constitute a valid delivery. If Shares are registered in different names, a separate Letter of Transmittal and Election Form must be submitted for each different registered owner. See Instruction 2.
The Depositary, or your broker or other financial advisor, can assist you in completing this Letter of Transmittal and Election Form (see the back page of this document for addresses and telephone numbers). Persons whose Shares are held through a broker, dealer, bank, trust company or other nominee should immediately contact such intermediary for assistance.
In order for Shareholders whose Shares are represented by Certificate(s) to receive the elected Consideration, such Shareholders are required to deposit the Certificate(s) representing the Shares held by them with the Depositary. This Letter of Transmittal and Election Form, properly completed and duly executed, together with all other required documents, must accompany all Certificate(s) for Shares deposited for payment pursuant to the Arrangement.

In connection with the Arrangement, upon the terms and subject to the conditions set forth in the Arrangement, the undersigned hereby irrevocably deposits with the Depository for transfer upon the Arrangement becoming effective, the enclosed Certificate(s) representing Shares (the “Deposited Shares”), details of which are as follows:

Share Certificate Number or DRS Holder I.D.	Name in which Shares are Registered (please fill in exactly as name(s) appear(s) on Share Certificate or DRS advice)	Number of Shares Represented by Share Certificate or DRS advice

TOTAL:
Notes:
1.
The total of the numbers filled in above must equal the total number of Shares represented by the Certificate(s) enclosed with this Letter of Transmittal and Election Form.

☐
Some or all of my Certificates have been lost, stolen or destroyed (check box if applicable). See Instruction 6 below for the procedure to replace lost, stolen or destroyed certificates.

Election of Consideration
As described above, you can elect to receive in respect of all of your Shares (and for greater certainty, not a portion of such Shares), at the Effective Time either: (i) the Cash Consideration, (ii) the Share Consideration, or (iii) the Combination Consideration, for each Share transferred. The Share Consideration and the Combination Consideration are subject, in each case, to proration such that no more than 25% of the aggregate Consideration to be paid to the Shareholders will consist of TELUS Shares. Please indicate your election below by checking the appropriate box below. You may choose only ONE of the following. Shareholders should consult their financial and tax advisors prior to making an election as to the Consideration they wish to receive under the Arrangement.
☐
Election for the CASH CONSIDERATION
Please check this box if you wish to receive the Cash Consideration for each of your Shares.

☐
Election for the SHARE CONSIDERATION
Please check this box if you wish to receive the Share Consideration for each of your Shares.

☐
Election for the COMBINATION CONSIDERATION
Please check this box if you wish to receive the Combination Consideration for each of your Shares.

Notes:
1.
The maximum number of TELUS Shares that may, in the aggregate, be issued to the Shareholders in consideration for their Shares (excluding Shares in respect of which Dissent Rights have been exercised and Shares held by TELUS and its affiliates) shall not exceed the Maximum Share Consideration.

2.
If the aggregate number of TELUS Shares that would otherwise be issuable to Shareholders who have elected to receive the Share Consideration (the “Share Electing Shareholders”) or the Combination Consideration (the “Combination Electing Shareholders”) exceeds the Maximum Share Consideration, the number of TELUS Shares issuable shall be limited to the Maximum Share Consideration, and shall be allocated pro rata among such Share Electing Shareholders and Combination Electing Shareholders and each such Share Electing Shareholder and Combination Electing Shareholder shall receive cash as consideration for the balance of the TELUS Shares to which such Share Electing Shareholder or Combination Electing Shareholder would otherwise have been entitled and which exceeds the TELUS Shares so allocated to such Share Electing Shareholder or Combination Electing Shareholder (calculated by valuing each TELUS Share at the TELUS Share Price), subject to rounding and fractional adjustments as set forth in Section 2.7 of the Plan of Arrangement.

3.
If you fail to make a proper election prior to the Election Deadline, being 9:00 a.m. (Vancouver time) on October 22, 2025 or, if the Meeting is adjourned or postponed, the Business Day which is three (3) Business Days preceding the date of the reconvened Meeting, or if your election was not properly made with respect to your Shares, you will be deemed to have elected to receive the Combination Consideration as to all of the Shares you hold.

4.
You should consult your investment and tax advisors prior to making an election as to the Consideration you wish to receive under the Arrangement.

It is understood that, upon receipt of this Letter of Transmittal and Election Form properly completed and duly executed together with the Certificate(s), if any, representing the Deposited Shares and on or following the Effective Date, the Depositary will deliver to the undersigned the Consideration that the undersigned elected to receive and is entitled to receive under the Arrangement, or hold such Consideration for pick-up in accordance with the instructions set out below, and any Certificate(s) representing the Deposited Shares shall forthwith be cancelled. It is understood that all payments (including delivery of TELUS Shares) will be net of any applicable withholdings.
Pursuant to the Plan of Arrangement, TELUS, the Company and the Depositary, as applicable, are entitled to deduct and withhold from any consideration otherwise payable or deliverable to any Person under the Plan of Arrangement, such amounts as TELUS, the Company or the Depositary, as applicable, are required to deduct and withhold, or reasonably determines are required to be deducted and withheld, from such amount otherwise payable or deliverable under any provision of any Laws in respect of Taxes. Any such amounts will be deducted and withheld from the amount otherwise payable or deliverable pursuant to the Plan of Arrangement, remitted to the relevant Governmental Entity, and will be treated for all purposes under the Plan of Arrangement as having been paid to the Person in respect of which such deduction, withholding and remittance was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity.
Pursuant to the Plan of Arrangement, each of TELUS, the Company or the Depositary that makes a payment to any Shareholder under the Plan of Arrangement are authorized to sell or otherwise dispose of such portion of TELUS Shares otherwise issuable to such Shareholder (if any) as is necessary to provide sufficient funds to enable it to comply with its deducting or withholding requirements and such party shall notify the applicable Shareholder and remit any unapplied balance of the net proceeds of such sale to such Shareholder (after deduction for (x) the amounts required to satisfy the required withholding under the Plan of Arrangement in respect of such Person, (y) reasonable commissions payable to the broker, and (z) other reasonable costs and expenses). None of TELUS, the Company or the Depositary will be liable for any loss arising out of any sale of such TELUS Shares, including any loss relating to the manner or timing of such sales, the prices at which the TELUS Shares are sold or otherwise.
The undersigned registered holder(s) of the above listed Deposited Shares hereby:
1.
Represents and warrants in favour of TELUS Digital, TELUS and the Depositary that: (i) the undersigned is the registered holder of the Deposited Shares; (ii) such Deposited Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and Election Form and to deposit, sell, assign, transfer and deliver the Deposited Shares and that, when the Consideration is paid to the undersigned, none of TELUS Digital and TELUS, or any successor thereto will be subject to any adverse claim in respect of such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares, to any other Person; (v) the surrender of the Deposited Shares complies with applicable Laws; (vi) all information inserted by the undersigned into this Letter of Transmittal and Election Form is accurate; (vii) the jurisdiction of residence of the undersigned is as specified in this Letter of Transmittal and Election Form; (viii) the undersigned will not, prior to such time, transfer or permit to be transferred any of such Deposited Shares; (ix) the undersigned has not filed a notice exercising Dissent Rights; and (x) the delivery of the appropriate number of TELUS Shares and appropriate cash consideration to the undersigned will completely discharge any and all obligations of TELUS Digital, TELUS and the Depositary with respect to the matters contemplated by this Letter of Transmittal and Election Form. These covenants, representations and warranties of the undersigned shall survive the completion of the Arrangement.

2.
Agrees that all questions as to validity, form, eligibility (including timely receipts) and acceptance of any Shares surrendered in connection with the Arrangement shall be determined by TELUS in its sole discretion and that such determination shall be final and binding and acknowledges that there is no duty or obligation upon TELUS Digital, TELUS, the Depositary or any other person to give notice of any defect or irregularity in any such surrender of Shares and no liability will be incurred by any of them for failure to give any such notice.

3.
Acknowledges receipt of the Circular and: (i) understands that whether or not the undersigned delivers the required documentation to the Depositary, as of the Effective Date, the undersigned will cease to be a Shareholder and, subject to the ultimate expiry identified below, will only be entitled to receive the Consideration to which the undersigned is entitled under the Arrangement; and (ii) acknowledges and agrees that failure to surrender any Certificate(s) which formerly represented Shares with all other documents required by this Letter of Transmittal and Election Form, on or before to the sixth anniversary of the Effective Date will result in such Certificates ceasing to represent a claim by or interest of any former holder of Shares of any kind or nature against or in the Company or TELUS.

4.
Acknowledges that TELUS Digital and TELUS may be required to disclose personal information in respect of the undersigned and consents to disclosure of personal information in respect of the undersigned to: (i) securities or other regulatory authorities; (ii) the Depositary; (iii) any of the parties to the Arrangement Agreement; and (iv) legal counsel to any of the parties to the Arrangement Agreement.

5.
Acknowledges that TELUS, the Company and the Depositary, as applicable, are entitled to deduct and withhold from any consideration otherwise payable or deliverable to the undersigned, such amounts as TELUS, the Company or the Depositary, as applicable, are required to deduct and withhold, or reasonably believe to be required to deduct and withhold, from such amount otherwise payable or deliverable under any provision of any Laws in respect of Taxes, and that any such amounts will be deducted, withheld and remitted from the amount otherwise payable or deliverable pursuant to the Plan of Arrangement and will be treated for all purposes under the Plan of Arrangement as having been paid to the undersigned; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity.

6.
Authorizes each of TELUS, the Company or the Depositary that makes a payment to the undersigned under the Plan of Arrangement to sell or otherwise dispose of such portion of TELUS Shares otherwise issuable to the undersigned (if any) as is necessary to provide sufficient funds to enable it to comply with its deducting or withholding requirements, all in accordance with the Plan of Arrangement; acknowledges that such party will notify the undersigned and remit any unapplied balance of the net proceeds of such sale to the undersigned (after deduction for (x) the amounts required to satisfy the required withholding under the Plan of Arrangement in respect of the undersigned, (y) reasonable commissions payable to the broker, and (z) other reasonable costs and expenses); and acknowledges and agrees that none of TELUS, the Company or the Depositary will be liable for any loss arising out of any sale of such TELUS Shares, including any loss relating to the manner or timing of such sales, the prices at which the TELUS Shares are sold or otherwise.

7.
Represents and warrants that the undersigned is either not a U.S. Shareholder (as defined in Box C below) or the undersigned is a U.S. Shareholder and has completed and returned to the Depositary with this Letter of Transmittal and Election a properly completed and signed IRS Form W-9 or, where applicable, the appropriate IRS Form W-8 (see Instruction 8).

8.
Acknowledges that under no circumstances will any amount be paid by TELUS or the Depositary by reason of any delay in exchanging any Shares or in making payments in lieu of fractional TELUS Shares to any person on account of Shares accepted in exchange for the Consideration pursuant to the Plan of Arrangement.

9.
Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, revokes any and all authority, other than as granted in this Letter of Transmittal and Election Form, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares. The undersigned irrevocably constitutes and appoints any officer of TELUS Digital, and each of them and any other persons designated by TELUS Digital or TELUS in writing, the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to the Deposited Shares, with full power of substitution, in the name of and on behalf of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) register or record the transfer of such Deposited Shares on the registers of TELUS Digital; and (ii) execute and deliver, as and when requested by TELUS, any instruments of proxy, authorization or consent in form and on terms satisfactory to TELUS in respect of such Deposited Shares, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any person or persons as the proxy of such holder in respect of the Deposited Shares for all purposes, other than in connection with the Meeting.
10.
Acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

11.
Understands that the undersigned will not receive payment in respect of the Deposited Shares until after the Arrangement is consummated, the Letter of Transmittal and Election form together with the Certificate(s) representing the Deposited Shares owned by the undersigned, if applicable, are received by the Depositary at the address set forth below, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that under no circumstances will interest accrue or be paid on the consideration payable in respect of the Deposited Shares in connection with the Arrangement.

12.
Acknowledges that pursuant to the rules of the Canadian Payments Association, a C$25 million ceiling has been established on cheques, bank drafts and other paper based payments processed through Canada’s clearing system. The undersigned hereby acknowledges that payments in excess of C$25 million will be effected by the Depositary by wire transfer in accordance with the Lynx — High Value Payment System rules established by Payments Canada.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal and Election Form shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
The undersigned instructs TELUS and the Depositary to mail any Certificate(s) representing the TELUS Shares that the undersigned is entitled to receive under the Arrangement and/or the cheque representing the Cash Consideration, cash component of the Combination Consideration or cash payment in lieu of any fractional TELUS Shares that the undersigned may be entitled to receive, if any, for the Deposited Shares as soon as practicable after the Effective Date, by first-class insured mail, postage prepaid, to the undersigned, or to hold such Certificate(s) and/or cheque for pick-up, in accordance with the instructions given below. If no address is specified, the undersigned acknowledges that the Depositary will forward the Certificate(s) and/or cheque to the last address of the undersigned as shown on the securities register of TELUS Digital.
Notwithstanding the foregoing, the undersigned instructs TELUS and the Depositary to deliver the Cash Consideration, cash component of the Combination Consideration, cash payable because of proration and cash payment in lieu of any fractional TELUS Shares that the undersigned may be entitled to receive, if any, by wire in accordance with the instructions in Box E if wire instructions are so provided.
If the Arrangement is not completed or proceeded with, the enclosed Certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Box A or Box B or, failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register maintained by or on behalf of TELUS Digital.
All cash payments to former Shareholders will be in U.S. dollars, unless Canadian dollars is elected in Box F below prior to the Effective Date.
Pursuant to the Plan of Arrangement, no Shareholder will be entitled to receive any interest, dividends, premium or other payment under the Arrangement other than, in respect of Shares, any declared but unpaid dividends with a record date prior to the Effective Date.
No dividend or other distribution declared or made after the Effective Time with respect to TELUS Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered

Certificate that, immediately prior to the Effective Time, represented outstanding Shares that were transferred pursuant to Section 2.3 of the Plan of Arrangement, unless and until the holder of such Certificate shall have complied with the provisions of Section 4.1 of the Plan of Arrangement. Subject to applicable Law and to Section 4.1 of the Plan of Arrangement at the time of such compliance, there shall, in addition to the delivery of the Consideration to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time theretofore paid with respect to the TELUS Shares to which such holder is entitled in respect of such holder’s Consideration, net of any applicable withholding and other taxes.
By reason of the use by the undersigned of an English language Letter of Transmittal and Election Form, the undersigned and each of the Depositary, TELUS Digital and TELUS shall be deemed to have required that any contract in connection with the delivery of the Deposited Shares pursuant to the Arrangement through this Letter of Transmittal and Election Form, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’utilisation d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par ceci et son acceptation au moyen de la présente lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

PLEASE COMPLETE ALL BOXES, AS APPROPRIATE
BOX A
ENTITLEMENT DELIVERY

All Consideration (including TELUS Shares, if any) will be issued and mailed to your existing registration address unless otherwise stated. If you would like your Consideration issued to a different name or address, please complete BOX B and refer to INSTRUCTIONS 2 & 3 below. If the funds payable in cash exceed C$25,000,000, they must be wired to you and you must complete BOX E.

☐
MAIL CONSIDERATION TO ADDRESS ON RECORD (DEFAULT)

☐
MAIL CONSIDERATION TO A DIFFERENT ADDRESS (MUST COMPLETE BOX B)

☐
HOLD CONSIDERATION FOR PICKUP AT THE DEPOSITARY’S OFFICE:

320 Bay Street
14th Floor,
Toronto ON M5H 4A6
☐
DELIVER FUNDS VIA WIRE* (COMPLETE BOX E)

BOX B ISSUE CONSIDERATION IN THE NAME OF*
☐ CHECK BOX IF SAME AS EXISTING REGISTRATION (DEFAULT)

(NAME)

(STREET NUMBER & NAME)

(CITY AND PROVINCE/STATE)

(COUNTRY AND POSTAL/ZIP CODE)

(TELEPHONE NUMBER (BUSINESS HOURS)

(SOCIAL INSURANCE/SECURITY NUMBER)
*IF THIS NAME IS DIFFERENT FROM YOUR
REGISTRATION, PLEASE PROVIDE
SUPPORTING TRANSFER REQUIREMENTS
(SEE INSTRUCTION SECTION 2 & 3

BOX C
RESIDENCY DECLARATION
ALL SHAREHOLDERS ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT.
The undersigned represents that:
☐ The beneficial owner of the Shares deposited herewith is a U.S. Shareholder.
☐ The beneficial owner of the Shares deposited herewith is not a U.S. Shareholder.

A “U.S. Shareholder” is any Shareholder who (i) is providing an address in Box B that is located within the United States or any territory or possession thereof, (ii) holds Shares through a “U.S. middleman” within the meaning of Section 1.6049-5(c)(5) of the U.S. Department of the Treasury regulations (generally including, among other things, a U.S. broker), or (iii) is a “U.S. person” for U.S. federal income tax purposes as defined in Instruction 8 below.

If you are a U.S. person or acting on behalf of a U.S. person, you must provide a completed IRS Form W-9 or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions (see Instruction 8 below). If you are not a U.S. person, but you provide an address that is located within the United States, you must complete an appropriate IRS Form W-8, a copy of which is available from the Depositary upon request. If a completed IRS Form W-9 or IRS Form W-8 is not provided, your payment potentially may be subject to backup withholding of U.S. federal income tax by the Depositary.

BOX D TELECOMMUNICATIONS RESIDENCY DECLARATION
In order for TELUS to determine compliance with applicable Canadian ownership requirements, ALL SHAREHOLDERS ARE REQUIRED TO COMPLETE A TELECOMMUNICATIONS RESIDENCY DECLARATION.

The undersigned represents that within the meaning of the definitions contained in the Telecommunications Act (Canada) (the “Act”), the Canadian Telecommunications Common Carrier Ownership and Control Regulations (the “Regulations”) and the Articles of TELUS, the beneficial owner of the Shares deposited herewith:

☐ is Canadian (as defined in Appendix A).
☐ is a non-Canadian (as defined in Appendix A).

It is imperative that you complete this Telecommunications Residency Declaration as TELUS may be required to take action relating to the suspension of voting rights and/or other rights in order to ensure that it complies with Canadian ownership requirements. If you do not complete this Telecommunications Residency Declaration, TELUS may take whatever permitted steps it considers appropriate under its Articles, the Act, the Regulations and the agreements that TELUS has with CDS & Co in order to maintain compliance with Canadian ownership requirements.

You are advised that from and after the effective time of the arrangement, if any TELUS Shares are held for non-Canadians through the CDS Common Canadian ledger ISIN CA87971M1032 (the “Canadian Ledger”), arrangements may be required to remove those non-Canadian TELUS Shares from the Canadian Ledger immediately and have them issued in the Common non-Canadian ISIN CA87971M9969 (the “Non-Canadian Ledger”). The issuance of non-Canadian TELUS Shares requires a valid Reservation Number, which can be requested from Computershare. If Reservation Numbers are available, the shareholder will be able to affect the electronic withdrawal of the non-Canadian TELUS Shares from the Canadian Ledger and subsequent electronic deposit to the Non-Canadian Ledger. If Reservation Numbers are not available because of the non-Canadian ownership level of TELUS, it may still be necessary to have the non-Canadian TELUS Shares withdrawn from the Canadian Ledger and to have Computershare issue a certificate in the Non-Canadian Ledger with a restriction indicating that the certificate was issued without a reservation number and may be non-voting, and these non-Canadian TELUS Shares cannot be dealt with except to sell to a Canadian or until a Reservation Number becomes available.

If the undersigned is not also the beneficial owner and in control of the Shares deposited herewith, the undersigned must make reasonable inquiries of the beneficial owner(s) or person(s) in control of such Shares to confirm that the statements made in the declaration as they pertain to the beneficial owner or the person in control are true and to obtain their authority to complete this Telecommunications Residency Declaration, if necessary.

BOX E
WIRE PAYMENT*
PLEASE NOTE THAT THERE IS A $100 BANKING FEE, PAYABLE IN THE CURRENCY YOU ELECT TO RECEIVE CASH AMOUNTS IN, (PLUS APPLICABLE TAX) ON WIRE PAYMENTS, ALTERNATIVELY, CHEQUE PAYMENTS ARE ISSUED AT NO ADDITIONAL COST. SALES TAX WILL BE ADDED TO THE WIRE FEE.
*IF WIRE DETAILS ARE INCORRECT OR INCOMPLETE, THE DEPOSITARY WILL ATTEMPT TO CONTACT YOU AND CORRECT THE ISSUE. HOWEVER, IF WE CANNOT CORRECT THE ISSUE PROMPTLY, A CHEQUE WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD. NO FEES WILL BE CHARGED
Please provide email address and telephone number in the event that we need to contact you for corrective measures:
EMAIL ADDRESS:	TELEPHONE NUMBER:	- -
**Beneficiary Name(s) that appears on the account at your financial institution — this MUST be the same name and address that your shares are registered to

**Beneficiary Address	**Province/State	**Postal Code/Zip Code

**Beneficiary Bank/Financial Institution

**Bank Address	**Province/State	**Postal Code/Zip Code

PLEASE ONLY COMPLETE THE APPLICABLE BOXES BELOW, AS PROVIDED BY YOUR FINANCIAL INSTITUTION. YOU ARE NOT REQUIRED TO COMPLETE ALL BOXES
**Bank Account Number	Transit/Routing Number	SWIFT Code	ABA (US)

IBAN Number (Europe)	Sort Code (GBP)	BSB Number	BIC Number

Additional Notes and special routing instructions:

** Mandatory fields

BOX F
CURRENCY ELECTION
ALL CASH PAYMENTS WILL BE ISSUED IN U.S. DOLLARS UNLESS OTHERWISE ELECTED BELOW.
If you do not check the box below, your payment will be issued in U.S. dollars.
☐ Check here if you wish to have the cash amounts paid in Canadian dollars (C$)

Cash amounts will be denominated in U.S. dollars. However, a Shareholder can instead elect to receive payment in Canadian dollars, by checking the above, in which case such Shareholder will have acknowledged and agreed that (a) the exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the prevailing market rate(s) available to Computershare Trust Company of Canada, in its capacity as foreign exchange service provider, on the date of the currency conversion, (b) all risks associated with the currency conversion from U.S dollars to Canadian dollars including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Shareholder’s sole account and will be at such Shareholder’s sole risk and expense, and none of the Company, TELUS or Computershare Trust Company of Canada, or their respective affiliates and successors, are responsible for any such matters and (c) Computershare Trust Company of Canada may earn a commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases the elected currency. Failure to make a currency election by the Election Deadline will result in any cash payment under the arrangement being paid in U.S. dollars.

BOX G — SIGNATURE GUARANTEE	BOX H — SIGNATURE
(if required under Instruction 3)	Dated:
Signature guaranteed by:
Authorized Signature	Signature of Shareholder or Authorized Representative
Name of Guarantor (please print or type)	Signature of any Joint Holder
Address (please print or type)	Name of Shareholder
Area Code and Telephone Number	Name of Authorized Representative
Area Code and Daytime Telephone Number
Email Address

Form W-9(Rev. March 2024)Request for TaxpayerIdentification Number and CertificationDepartment of the TreasuryInternal Revenue Service Go to www.irs.gov/FormW9 for instructions and the latest information.Give form to therequester. Do notsend to the IRS.Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below.Print or type.See Specific Instructions on page 3.1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregardedentity’s name on line 2.)2 Business name/disregarded entity name, if different from above.3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Checkonly one of the following seven boxes.Individual/sole proprietor C corporation S corporation Partnership Trust/estateLLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . .Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the taxclassification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriatebox for the tax classification of its owner.Other (see instructions)3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification,and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, checkthis box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . .4 Exemptions (codes apply only tocertain entities, not individuals;see instructions on page 3):Exempt payee code (if any)Exemption from Foreign Account TaxCompliance Act (FATCA) reportingcode (if any)(Applies to accounts maintainedoutside the United States.)5 Address (number, street, and apt. or suite no.). See instructions.6 City, state, and ZIP codeRequester’s name and address (optional)7 List account number(s) here (optional)Part I Taxpayer Identification Number (TIN)Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoidbackup withholding. For individuals, this is generally your social security number (SSN). However, for aresident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For otherentities, it is your employer identification number (EIN). If you do not have a number, see How to get aTIN, later.Note: If the account is in more than one name, see the instructions for line 1. See also What Name andNumber To Give the Requester for guidelines on whose number to enter.Social security number– –orEmployer identification number–Part II CertificationUnder penalties of perjury, I certify that:1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal RevenueService (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I amno longer subject to backup withholding; and3. I am a U.S. citizen or other U.S. person (defined below); and4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholdingbecause you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid,acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, paymentsother than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.SignHereSignature ofU.S. person DateGeneral InstructionsSection references are to the Internal Revenue Code unless otherwisenoted.Future developments.
For the latest information about developmentsrelated to Form W-9 and its instructions, such as legislation enactedafter they were published, go to www.irs.gov/FormW9.What’s NewLine 3a has been modified to clarify how a disregarded entity completesthis line. An LLC that is a disregarded entity should check theappropriate box for the tax classification of its owner. Otherwise, itshould check the “LLC” box and enter its appropriate tax classification.New line 3b has been added to this form. A flow-through entity isrequired to complete this line to indicate that it has direct or indirectforeign partners, owners, or beneficiaries when it provides the Form W-9to another flow-through entity in which it has an ownership interest. Thischange is intended to provide a flow-through entity with informationregarding the status of its indirect foreign partners, owners, orbeneficiaries, so that it can satisfy any applicable reportingrequirements. For example, a partnership that has any indirect foreignpartners may be required to complete Schedules K-2 and K-3. See thePartnership Instructions for Schedules K-2 and K-3 (Form 1065).Purpose of FormAn individual or entity (Form W-9 requester) who is required to file aninformation return with the IRS is giving you this form because theyCat. No. 10231X Form W-9 (Rev. 3-2024)

must obtain your correct taxpayer identification number (TIN), whichmay be your social security number (SSN), individual taxpayeridentification number (ITIN), adoption taxpayer identification number(ATIN), or employer identification number (EIN), to report on aninformation return the amount paid to you, or other amount reportableon an information return. Examples of information returns include, butare not limited to, the following.• Form 1099-INT (interest earned or paid).• Form 1099-DIV (dividends, including those from stocks or mutualfunds).• Form 1099-MISC (various types of income, prizes, awards, or grossproceeds).• Form 1099-NEC (nonemployee compensation).• Form 1099-B (stock or mutual fund sales and certain othertransactions by brokers).• Form 1099-S (proceeds from real estate transactions).• Form 1099-K (merchant card and third-party network transactions).• Form 1098 (home mortgage interest), 1098-E (student loan interest),and 1098-T (tuition).• Form 1099-C (canceled debt).• Form 1099-A (acquisition or abandonment of secured property).Use Form W-9 only if you are a U.S. person (including a residentalien), to provide your correct TIN.Caution: If you don’t return Form W-9 to the requester with a TIN, youmight be subject to backup withholding. See What is backupwithholding, later.By signing the filled-out form, you:1. Certify that the TIN you are giving is correct (or you are waiting for anumber to be issued);2. Certify that you are not subject to backup withholding; or3. Claim exemption from backup withholding if you are a U.S. exemptpayee; and4. Certify to your non-foreign status for purposes of withholding underchapter 3 or 4 of the Code (if applicable); and5. Certify that FATCA code(s) entered on this form (if any) indicatingthat you are exempt from the FATCA reporting is correct. See What IsFATCA Reporting, later, for further information.Note: If you are a U.S. person and a requester gives you a form otherthan Form W-9 to request your TIN, you must use the requester’s form ifit is substantially similar to this Form W-9.Definition of a U.S. person. For federal tax purposes, you areconsidered a U.S. person if you are:• An individual who is a U.S. citizen or U.S. resident alien;• A partnership, corporation, company, or association created ororganized in the United States or under the laws of the United States;• An estate (other than a foreign estate); or• A domestic trust (as defined in Regulations section 301.7701-7).Establishing U.S. status for purposes of chapter 3 and chapter 4withholding. Payments made to foreign persons, including certaindistributions, allocations of income, or transfers of sales proceeds, maybe subject to withholding under chapter 3 or chapter 4 of the Code(sections 1441–1474). Under those rules, if a Form W-9 or othercertification of non-foreign status has not been received, a withholdingagent, transferee, or partnership (payor) generally applies presumptionrules that may require the payor to withhold applicable tax from therecipient, owner, transferor, or partner (payee). See Pub. 515,Withholding of Tax on Nonresident Aliens and Foreign Entities.The following persons must provide Form W-9 to the payor forpurposes of establishing its non-foreign status.• In the case of a disregarded entity with a U.S. owner, the U.S. ownerof the disregarded entity and not the disregarded entity.• In the case of a grantor trust with a U.S. grantor or other U.S. owner,generally, the U.S. grantor or other U.S. owner of the grantor trust andnot the grantor trust.• In the case of a U.S. trust (other than a grantor trust), the U.S. trustand not the beneficiaries of the trust.See Pub. 515 for more information on providing a Form W-9 or acertification of non-foreign status to avoid withholding.Foreign person. If you are a foreign person or the U.S. branch of aforeign bank that has elected to be treated as a U.S. person (underRegulations section 1.1441-1(b)(2)(iv) or other applicable section forchapter 3 or 4 purposes), do not use Form W-9. Instead, use theappropriate Form W-8 or Form 8233 (see Pub. 515). If you are aqualified foreign pension fund under Regulations section 1.897(l)-1(d), ora partnership that is wholly owned by qualified foreign pension funds,that is treated as a non-foreign person for purposes of section 1445withholding, do not use Form W-9. Instead, use Form W-8EXP (or othercertification of non-foreign status).Nonresident alien who becomes a resident alien. Generally, only anonresident alien individual may use the terms of a tax treaty to reduceor eliminate U.S. tax on certain types of income. However, most taxtreaties contain a provision known as a saving clause. Exceptionsspecified in the saving clause may permit an exemption from tax tocontinue for certain types of income even after the payee has otherwisebecome a U.S. resident alien for tax purposes.If you are a U.S. resident alien who is relying on an exceptioncontained in the saving clause of a tax treaty to claim an exemptionfrom U.S. tax on certain types of income, you must attach a statementto Form W-9 that specifies the following five items.1. The treaty country. Generally, this must be the same treaty underwhich you claimed exemption from tax as a nonresident alien.2. The treaty article addressing the income.3. The article number (or location) in the tax treaty that contains thesaving clause and its exceptions.4. The type and amount of income that qualifies for the exemptionfrom tax.5. Sufficient facts to justify the exemption from tax under the terms ofthe treaty article.Example. Article 20 of the U.S.-China income tax treaty allows anexemption from tax for scholarship income received by a Chinesestudent temporarily present in the United States. Under U.S. law, thisstudent will become a resident alien for tax purposes if their stay in theUnited States exceeds 5 calendar years. However, paragraph 2 of thefirst Protocol to the U.S.-China treaty (dated April 30, 1984) allows theprovisions of Article 20 to continue to apply even after the Chinesestudent becomes a resident alien of the United States. A Chinesestudent who qualifies for this exception (under paragraph 2 of the firstProtocol) and is relying on this exception to claim an exemption from taxon their scholarship or fellowship income would attach to Form W-9 astatement that includes the information described above to support thatexemption.If you are a nonresident alien or a foreign entity, give the requester theappropriate completed Form W-8 or Form 8233.Backup WithholdingWhat is backup withholding? Persons making certain payments to youmust under certain conditions withhold and pay to the IRS 24% of suchpayments. This is called “backup withholding.” Payments that may besubject to backup withholding include, but are not limited to, interest,tax-exempt interest, dividends, broker and barter exchangetransactions, rents, royalties, nonemployee pay, payments made insettlement of payment card and third-party network transactions, andcertain payments from fishing boat operators.
Real estate transactionsare not subject to backup withholding.You will not be subject to backup withholding on payments you receiveif you give the requester your correct TIN, make the proper certifications,and report all your taxable interest and dividends on your tax return.Payments you receive will be subject to backup withholding if:1. You do not furnish your TIN to the requester;2. You do not certify your TIN when required (see the instructions forPart II for details);3. The IRS tells the requester that you furnished an incorrect TIN;4. The IRS tells you that you are subject to backup withholdingbecause you did not report all your interest and dividends on your taxreturn (for reportable interest and dividends only); or5. You do not certify to the requester that you are not subject tobackup withholding, as described in item 4 under “By signing the filledoutform” above (for reportable interest and dividend accounts openedafter 1983 only).

Certain payees and payments are exempt from backup withholding.See Exempt payee code, later, and the separate Instructions for theRequester of Form W-9 for more information.See also Establishing U.S. status for purposes of chapter 3 andchapter 4 withholding, earlier.What Is FATCA Reporting?The Foreign Account Tax Compliance Act (FATCA) requires aparticipating foreign financial institution to report all U.S. accountholders that are specified U.S. persons. Certain payees are exempt fromFATCA reporting. See Exemption from FATCA reporting code, later, andthe Instructions for the Requester of Form W-9 for more information.Updating Your InformationYou must provide updated information to any person to whom youclaimed to be an exempt payee if you are no longer an exempt payeeand anticipate receiving reportable payments in the future from thisperson. For example, you may need to provide updated information ifyou are a C corporation that elects to be an S corporation, or if you areno longer tax exempt. In addition, you must furnish a new Form W-9 ifthe name or TIN changes for the account, for example, if the grantor of agrantor trust dies.PenaltiesFailure to furnish TIN. If you fail to furnish your correct TIN to arequester, you are subject to a penalty of $50 for each such failureunless your failure is due to reasonable cause and not to willful neglect.Civil penalty for false information with respect to withholding. If youmake a false statement with no reasonable basis that results in nobackup withholding, you are subject to a $500 penalty.Criminal penalty for falsifying information. Willfully falsifyingcertifications or affirmations may subject you to criminal penaltiesincluding fines and/or imprisonment.Misuse of TINs. If the requester discloses or uses TINs in violation offederal law, the requester may be subject to civil and criminal penalties.Specific InstructionsLine 1You must enter one of the following on this line; do not leave this lineblank. The name should match the name on your tax return.If this Form W-9 is for a joint account (other than an accountmaintained by a foreign financial institution (FFI)), list first, and thencircle, the name of the person or entity whose number you entered inPart I of Form W-9. If you are providing Form W-9 to an FFI to documenta joint account, each holder of the account that is a U.S. person mustprovide a Form W-9.• Individual. Generally, enter the name shown on your tax return. If youhave changed your last name without informing the Social SecurityAdministration (SSA) of the name change, enter your first name, the lastname as shown on your social security card, and your new last name.Note for ITIN applicant: Enter your individual name as it was enteredon your Form W-7 application, line 1a. This should also be the same asthe name you entered on the Form 1040 you filed with your application.• Sole proprietor. Enter your individual name as shown on your Form1040 on line 1. Enter your business, trade, or “doing business as” (DBA)name on line 2.• Partnership, C corporation, S corporation, or LLC, other than adisregarded entity. Enter the entity’s name as shown on the entity’s taxreturn on line 1 and any business, trade, or DBA name on line 2.• Other entities. Enter your name as shown on required U.S. federal taxdocuments on line 1. This name should match the name shown on thecharter or other legal document creating the entity. Enter any business,trade, or DBA name on line 2.• Disregarded entity. In general, a business entity that has a singleowner, including an LLC, and is not a corporation, is disregarded as anentity separate from its owner (a disregarded entity). See Regulationssection 301.7701-2(c)(2). A disregarded entity should check theappropriate box for the tax classification of its owner. Enter the owner’sname on line 1. The name of the owner entered on line 1 should neverbe a disregarded entity. The name on line 1 should be the name shownon the income tax return on which the income should be reported. Forexample, if a foreign LLC that is treated as a disregarded entity for U.S.federal tax purposes has a single owner that is a U.S. person, the U.S.owner’s name is required to be provided on line 1. If the direct owner ofthe entity is also a disregarded entity, enter the first owner that is notdisregarded for federal tax purposes. Enter the disregarded entity’sname on line 2. If the owner of the disregarded entity is a foreign person,the owner must complete an appropriate Form W-8 instead of a FormW-9. This is the case even if the foreign person has a U.S. TIN.Line 2If you have a business name, trade name, DBA name, or disregardedentity name, enter it on line 2.Line 3aCheck the appropriate box on line 3a for the U.S. federal taxclassification of the person whose name is entered on line 1. Check onlyone box on line 3a.IF the entity/individual on line 1is a(n) . . .THEN check the box for . . .• Corporation Corporation.• Individual or• Sole proprietorshipIndividual/sole proprietor.• LLC classified as a partnershipfor U.S. federal tax purposes or• LLC that has filed Form 8832 or2553 electing to be taxed as acorporationLimited liability company andenter the appropriate taxclassification:P = Partnership,C = C corporation, orS = S corporation.• Partnership Partnership.• Trust/estate Trust/estate.Line 3bCheck this box if you are a partnership (including an LLC classified as apartnership for U.S. federal tax purposes), trust, or estate that has anyforeign partners, owners, or beneficiaries, and you are providing thisform to a partnership, trust, or estate, in which you have an ownershipinterest. You must check the box on line 3b if you receive a Form W-8(or documentary evidence) from any partner, owner, or beneficiaryestablishing foreign status or if you receive a Form W-9 from anypartner, owner, or beneficiary that has checked the box on line 3b.Note: A partnership that provides a Form W-9 and checks box 3b maybe required to complete Schedules K-2 and K-3 (Form 1065). For moreinformation, see the Partnership Instructions for Schedules K-2 and K-3(Form 1065).If you are required to complete line 3b but fail to do so, you may notreceive the information necessary to file a correct information return withthe IRS or furnish a correct payee statement to your partners orbeneficiaries. See, for example, sections 6698, 6722, and 6724 forpenalties that may apply.Line 4 ExemptionsIf you are exempt from backup withholding and/or FATCA reporting,enter in the appropriate space on line 4 any code(s) that may apply toyou.Exempt payee code.• Generally, individuals (including sole proprietors) are not exempt frombackup withholding.• Except as provided below, corporations are exempt from backupwithholding for certain payments, including interest and dividends.• Corporations are not exempt from backup withholding for paymentsmade in settlement of payment card or third-party network transactions.• Corporations are not exempt from backup withholding with respect toattorneys’ fees or gross proceeds paid to attorneys, and corporationsthat provide medical or health care services are not exempt with respectto payments reportable on Form 1099-MISC.The following codes identify payees that are exempt from backupwithholding. Enter the appropriate code in the space on line 4.1—An organization exempt from tax under section 501(a), any IRA, ora custodial account under section 403(b)(7) if the account satisfies therequirements of section 401(f)(2).

2—The United States or any of its agencies or instrumentalities.3—A state, the District of Columbia, a U.S. commonwealth or territory,or any of their political subdivisions or instrumentalities.4—A foreign government or any of its political subdivisions, agencies,or instrumentalities.5—A corporation.6—A dealer in securities or commodities required to register in theUnited States, the District of Columbia, or a U.S. commonwealth orterritory.7—A futures commission merchant registered with the CommodityFutures Trading Commission.8—A real estate investment trust.9—An entity registered at all times during the tax year under theInvestment Company Act of 1940.10—A common trust fund operated by a bank under section 584(a).11—A financial institution as defined under section 581.12—A middleman known in the investment community as a nominee orcustodian.13—A trust exempt from tax under section 664 or described in section4947.The following chart shows types of payments that may be exemptfrom backup withholding. The chart applies to the exempt payees listedabove, 1 through 13.IF the payment is for . . . THEN the payment is exemptfor . . .• Interest and dividend payments All exempt payees exceptfor 7.• Broker transactions Exempt payees 1 through 4 and 6through 11 and all C corporations.S corporations must not enter anexempt payee code because theyare exempt only for sales ofnoncovered securities acquiredprior to 2012.• Barter exchange transactionsand patronage dividendsExempt payees 1 through 4.• Payments over $600 required tobe reported and direct sales over$5,0001Generally, exempt payees1 through 5.2• Payments made in settlement ofpayment card or third-partynetwork transactionsExempt payees 1 through 4.1 See Form 1099-MISC, Miscellaneous Information, and its instructions.2 However, the following payments made to a corporation andreportable on Form 1099-MISC are not exempt from backupwithholding: medical and health care payments, attorneys’ fees, grossproceeds paid to an attorney reportable under section 6045(f), andpayments for services paid by a federal executive agency.Exemption from FATCA reporting code. The following codes identifypayees that are exempt from reporting under FATCA. These codesapply to persons submitting this form for accounts maintained outsideof the United States by certain foreign financial institutions. Therefore, ifyou are only submitting this form for an account you hold in the UnitedStates, you may leave this field blank. Consult with the personrequesting this form if you are uncertain if the financial institution issubject to these requirements. A requester may indicate that a code isnot required by providing you with a Form W-9 with “Not Applicable” (orany similar indication) entered on the line for a FATCA exemption code.A—An organization exempt from tax under section 501(a) or anyindividual retirement plan as defined in section 7701(a)(37).B—The United States or any of its agencies or instrumentalities.C—A state, the District of Columbia, a U.S. commonwealth orterritory, or any of their political subdivisions or instrumentalities.D—A corporation the stock of which is regularly traded on one ormore established securities markets, as described in Regulationssection 1.1472-1(c)(1)(i).E—A corporation that is a member of the same expanded affiliatedgroup as a corporation described in Regulations section 1.1472-1(c)(1)(i).F—A dealer in securities, commodities, or derivative financialinstruments (including notional principal contracts, futures, forwards,and options) that is registered as such under the laws of the UnitedStates or any state.G—A real estate investment trust.H—A regulated investment company as defined in section 851 or anentity registered at all times during the tax year under the InvestmentCompany Act of 1940.I—A common trust fund as defined in section 584(a).J—A bank as defined in section 581.K—A broker.L—A trust exempt from tax under section 664 or described in section4947(a)(1).M—A tax-exempt trust under a section 403(b) plan or section 457(g)plan.Note: You may wish to consult with the financial institution requestingthis form to determine whether the FATCA code and/or exempt payeecode should be completed.Line 5Enter your address (number, street, and apartment or suite number).This is where the requester of this Form W-9 will mail your informationreturns. If this address differs from the one the requester already has onfile, enter “NEW” at the top. If a new address is provided, there is still achance the old address will be used until the payor changes youraddress in their records.Line 6Enter your city, state, and ZIP code.Part I. Taxpayer Identification Number (TIN)Enter your TIN in the appropriate box. If you are a resident alien andyou do not have, and are not eligible to get, an SSN, your TIN is yourIRS ITIN. Enter it in the entry space for the Social security number. If youdo not have an ITIN, see How to get a TIN below.If you are a sole proprietor and you have an EIN, you may enter eitheryour SSN or EIN.If you are a single-member LLC that is disregarded as an entityseparate from its owner, enter the owner’s SSN (or EIN, if the owner hasone). If the LLC is classified as a corporation or partnership, enter theentity’s EIN.Note: See What Name and Number To Give the Requester, later, forfurther clarification of name and TIN combinations.How to get a TIN. If you do not have a TIN, apply for one immediately.To apply for an SSN, get Form SS-5, Application for a Social SecurityCard, from your local SSA office or get this form online atwww.SSA.gov. You may also get this form by calling 800-772-1213. UseForm W-7, Application for IRS Individual Taxpayer IdentificationNumber, to apply for an ITIN, or Form SS-4, Application for EmployerIdentification Number, to apply for an EIN. You can apply for an EINonline by accessing the IRS website at www.irs.gov/EIN. Go towww.irs.gov/Forms to view, download, or print Form W-7 and/or FormSS-4. Or, you can go to www.irs.gov/OrderForms to place an order andhave Form W-7 and/or Form SS-4 mailed to you within 15 businessdays.If you are asked to complete Form W-9 but do not have a TIN, applyfor a TIN and enter “Applied For” in the space for the TIN, sign and datethe form, and give it to the requester. For interest and dividendpayments, and certain payments made with respect to readily tradableinstruments, you will generally have 60 days to get a TIN and give it tothe requester before you are subject to backup withholding onpayments. The 60-day rule does not apply to other types of payments.You will be subject to backup withholding on all such payments untilyou provide your TIN to the requester.Note: Entering “Applied For” means that you have already applied for aTIN or that you intend to apply for one soon. See also Establishing U.S.status for purposes of chapter 3 and chapter 4 withholding, earlier, forwhen you may instead be subject to withholding under chapter 3 or 4 ofthe Code.Caution: A disregarded U.S. entity that has a foreign owner must usethe appropriate Form W-8.

Part II. CertificationTo establish to the withholding agent that you are a U.S. person, orresident alien, sign Form W-9. You may be requested to sign by thewithholding agent even if item 1, 4, or 5 below indicates otherwise.For a joint account, only the person whose TIN is shown in Part Ishould sign (when required). In the case of a disregarded entity, theperson identified on line 1 must sign. Exempt payees, see Exempt payeecode, earlier.Signature requirements. Complete the certification as indicated initems 1 through 5 below.1. Interest, dividend, and barter exchange accounts openedbefore 1984 and broker accounts considered active during 1983.You must give your correct TIN, but you do not have to sign thecertification.2. Interest, dividend, broker, and barter exchange accountsopened after 1983 and broker accounts considered inactive during1983. You must sign the certification or backup withholding will apply. Ifyou are subject to backup withholding and you are merely providingyour correct TIN to the requester, you must cross out item 2 in thecertification before signing the form.3. Real estate transactions. You must sign the certification. You maycross out item 2 of the certification.4. Other payments. You must give your correct TIN, but you do nothave to sign the certification unless you have been notified that youhave previously given an incorrect TIN. “Other payments” includepayments made in the course of the requester’s trade or business forrents, royalties, goods (other than bills for merchandise), medical andhealth care services (including payments to corporations), payments toa nonemployee for services, payments made in settlement of paymentcard and third-party network transactions, payments to certain fishingboat crew members and fishermen, and gross proceeds paid toattorneys (including payments to corporations).5. Mortgage interest paid by you, acquisition or abandonment ofsecured property, cancellation of debt, qualified tuition programpayments (under section 529), ABLE accounts (under section 529A),IRA, Coverdell ESA, Archer MSA or HSA contributions ordistributions, and pension distributions. You must give your correctTIN, but you do not have to sign the certification.What Name and Number To Give the RequesterFor this type of account: Give name and SSN of:1. Individual The individual2. Two or more individuals (joint account)other than an account maintained byan FFIThe actual owner of the account or,if combined funds, the first individualon the account13. Two or more U.S. persons(joint account maintained by an FFI)Each holder of the account4. Custodial account of a minor(Uniform Gift to Minors Act)The minor25. a. The usual revocable savings trust(grantor is also trustee)The grantor-trustee1b. So-called trust account that is nota legal or valid trust under state lawThe actual owner16. Sole proprietorship or disregardedentity owned by an individualThe owner37. Grantor trust filing under OptionalFiling Method 1 (see Regulationssection 1.671-4(b)(2)(i)(A))**The grantor*For this type of account: Give name and EIN of:8. Disregarded entity not owned by anindividualThe owner9. A valid trust, estate, or pension trust Legal entity410. Corporation or LLC electing corporatestatus on Form 8832 or Form 2553The corporation11. Association, club, religious, charitable,educational, or other tax-exemptorganizationThe organization12. Partnership or multi-member LLC The partnership13. A broker or registered nominee The broker or nominee14. Account with the Department ofAgriculture in the name of a publicentity (such as a state or localgovernment, school district, or prison)that receives agricultural programpaymentsThe public entity15. Grantor trust filing Form 1041 orunder the Optional Filing Method 2,requiring Form 1099 (see Regulationssection 1.671-4(b)(2)(i)(B))**The trust1 List first and circle the name of the person whose number you furnish.If only one person on a joint account has an SSN, that person’s numbermust be furnished.2 Circle the minor’s name and furnish the minor’s SSN.3 You must show your individual name on line 1, and enter your businessor DBA name, if any, on line 2. You may use either your SSN or EIN (ifyou have one), but the IRS encourages you to use your SSN.4 List first and circle the name of the trust, estate, or pension trust. (Donot furnish the TIN of the personal representative or trustee unless thelegal entity itself is not designated in the account title.)* Note: The grantor must also provide a Form W-9 to the trustee of thetrust.** For more information on optional filing methods for grantor trusts, seethe Instructions for Form 1041.Note: If no name is circled when more than one name is listed, thenumber will be considered to be that of the first name listed.Secure Your Tax Records From Identity TheftIdentity theft occurs when someone uses your personal information,such as your name, SSN, or other identifying information, without yourpermission to commit fraud or other crimes. An identity thief may useyour SSN to get a job or may file a tax return using your SSN to receivea refund.To reduce your risk:• Protect your SSN,• Ensure your employer is protecting your SSN, and• Be careful when choosing a tax return preparer.If your tax records are affected by identity theft and you receive anotice from the IRS, respond right away to the name and phone numberprinted on the IRS notice or letter.If your tax records are not currently affected by identity theft but youthink you are at risk due to a lost or stolen purse or wallet, questionablecredit card activity, or a questionable credit report, contact the IRSIdentity Theft Hotline at 800-908-4490 or submit Form 14039.For more information, see Pub. 5027, Identity Theft Information forTaxpayers.

Victims of identity theft who are experiencing economic harm or asystemic problem, or are seeking help in resolving tax problems thathave not been resolved through normal channels, may be eligible forTaxpayer Advocate Service (TAS) assistance. You can reach TAS bycalling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD800-829-4059.Protect yourself from suspicious emails or phishing schemes.Phishing is the creation and use of email and websites designed tomimic legitimate business emails and websites. The most common actis sending an email to a user falsely claiming to be an establishedlegitimate enterprise in an attempt to scam the user into surrenderingprivate information that will be used for identity theft.The IRS does not initiate contacts with taxpayers via emails. Also, theIRS does not request personal detailed information through email or asktaxpayers for the PIN numbers, passwords, or similar secret accessinformation for their credit card, bank, or other financial accounts.If you receive an unsolicited email claiming to be from the IRS,forward this message to phishing@irs.gov. You may also report misuseof the IRS name, logo, or other IRS property to the Treasury InspectorGeneral for Tax Administration (TIGTA) at 800-366-4484. You canforward suspicious emails to the Federal Trade Commission atspam@uce.gov or report them at www.ftc.gov/complaint. You cancontact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338).If you have been the victim of identity theft, see www.IdentityTheft.govand Pub. 5027.Go to www.irs.gov/IdentityTheft to learn more about identity theft andhow to reduce your risk.Privacy Act NoticeSection 6109 of the Internal Revenue Code requires you to provide yourcorrect TIN to persons (including federal agencies) who are required tofile information returns with the IRS to report interest, dividends, orcertain other income paid to you; mortgage interest you paid; theacquisition or abandonment of secured property; the cancellation ofdebt; or contributions you made to an IRA, Archer MSA, or HSA. Theperson collecting this form uses the information on the form to fileinformation returns with the IRS, reporting the above information.Routine uses of this information include giving it to the Department ofJustice for civil and criminal litigation and to cities, states, the District ofColumbia, and U.S. commonwealths and territories for use inadministering their laws. The information may also be disclosed to othercountries under a treaty, to federal and state agencies to enforce civiland criminal laws, or to federal law enforcement and intelligenceagencies to combat terrorism. You must provide your TIN whether or notyou are required to file a tax return. Under section 3406, payors mustgenerally withhold a percentage of taxable interest, dividends, andcertain other payments to a payee who does not give a TIN to the payor.Certain penalties may also apply for providing false or fraudulentinformation.

INSTRUCTIONS
1.   Use of Letter of Transmittal and Election Form
(a)
Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal and Election Form.

(b)
For you to make a valid election as to the form of Consideration that you wish to receive under the Arrangement, you must sign and return this Letter of Transmittal and Election Form and make a proper election thereunder and return it, together with the Certificate(s) representing the Shares and any additional documents that may be required, to the Depositary at the address set out on the back of this Letter of Transmittal and Election Form, which must be received by the Depositary prior to the Election Deadline, failing which you will be deemed to have elected to receive the Combination Consideration in respect of all of your Shares. Any Letter of Transmittal and Election Form, once deposited with the Depositary, shall be irrevocable and may not be withdrawn, unless the Arrangement is not completed and the Arrangement Agreement is terminated in accordance with its terms.

(c)
The method used to deliver this Letter of Transmittal and Election Form and any accompanying Certificate(s) representing Shares and all other required documents is at the option and risk of the Shareholder, and delivery will be deemed effective only when such documents are actually received. TELUS Digital recommends that the necessary documentation be hand delivered to the Depositary at the addresses set out on the back of this Letter of Transmittal and Election Form, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Shares. Delivery of this Letter of Transmittal and Election Form to an address other than the address set out on the back of this Letter of Transmittal and Election Form will not constitute a valid delivery.

(d)
TELUS reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and Election Form and/or any accompanying documents received by it.

(e)
If the Consideration is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal and Election Form or if the Consideration or any Certificate(s) representing Shares not surrendered are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Election Form or to the person(s) signing this Letter of Transmittal and Election Form at an address other than that shown in Box B, the appropriate boxes on this Letter of Transmittal and Election Form should be completed (Box A and Box B).

2.   Signatures
This Letter of Transmittal and Election Form must be completed and signed by the registered holder of Shares or by such holder’s duly authorized representative (in accordance with Instruction 4 below).
(a)
If this Letter of Transmittal and Election Form is signed by the registered owner(s) of the Deposited Shares, such signature(s) on this Letter of Transmittal and Election Form must correspond with the name(s) as registered or, where applicable, as written on the face of accompanying Certificate(s), without any change whatsoever, and any such Certificate(s) need not be endorsed. If the Deposited Shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Election Form.

(b)
If this Letter of Transmittal and Election Form is completed in respect of Shares deposited for the account of an Eligible Institution (defined below), the signature is not required to be guaranteed.

(c)
If this Letter of Transmittal and Election Form is signed by a person other than the registered holder(s) of the Deposited Shares, or if the Certificate(s) representing TELUS Shares or the cheque representing cash consideration, are to be issued to a person other than the registered owner(s):

(i)
any deposited Certificate(s) for the Deposited Shares must be endorsed or be accompanied by an appropriate share transfer power of attorney, in either case, duly and properly completed by the registered owner(s); and

(ii)
the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the Certificate(s) and must be guaranteed by an Eligible Institution, as noted in Instruction 3 below.

3.   Guarantee of Signatures
If this Letter of Transmittal and Election Form is signed by a person other than the registered holder(s) of the Deposited Shares or if the Consideration is to be issued in a name other than the registered holder(s) shown on the securities register maintained by or on behalf of the Company, such signature must be guaranteed by an Eligible Institution (see below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).
No signature guarantee is required on this Letter of Transmittal and Election Form if this Letter of Transmittal and Election Form is signed by the registered holder(s) of the Deposited Shares.
An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a commercial bank or trust company in the United States, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.
4.   Fiduciaries, Representatives and Authorizations
Where this Letter of Transmittal and Election Form is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and this Letter of Transmittal and Election Form must be accompanied by satisfactory evidence of the authority to act. TELUS or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.
5.   Delivery Instructions
All Certificate(s) and/or cheque(s) to be issued in exchange for the Deposited Shares will be issued in the name of the person indicated in Box B and delivered to the address indicated in Box B (unless Box A has been checked). If any Certificate(s) and/or cheque(s) are to be held for pick-up at the offices of the Depositary, check the appropriate box in Box A. If neither Box A nor Box B is completed, any new Certificate(s) and/or cheque(s) issued in exchange for the Deposited Shares will be issued in the name of the registered holder of the Deposited Shares and will be mailed to the address of the registered holder of the Deposited Shares as it appears on the register of TELUS Digital. Any Certificate(s) and/or cheque(s) mailed in accordance with this Letter of Transmittal and Election Form will be deemed to be delivered at the time of mailing.
All payments in lieu of the receipt of fractional TELUS Shares will be made in U.S. dollars unless an election is made in Box F to receive Canadian dollars, and by cheque in accordance with the instructions indicated by completing Box A or Box B (above).
Notwithstanding the foregoing, the cash consideration and cash payment in lieu of any fractional TELUS Shares that a Shareholder may be entitled to receive, if any, will be delivered by wire in accordance with the instructions in Box E if wire instructions are so provided.
6.   Lost, Stolen or Destroyed Certificates
If a Share certificate has been lost, stolen or destroyed, this Letter of Transmittal and Election Form should be completed as fully as possible and forwarded together with a letter describing the loss to the Depositary. The Depositary will respond with the replacement requirements in accordance with the Plan of Arrangement.

7.   Return of Certificates
If the Arrangement does not proceed for any reason, any Certificate(s) representing Shares received by the Depositary will be returned to you forthwith in accordance with your delivery instructions in Box A or Box B, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register maintained by or on behalf of TELUS Digital.
8.   IRS Forms
If you are a U.S. person (as defined below), you must provide a completed IRS Form W-9. If a completed IRS Form W-9 is not provided, or if the correct U.S. taxpayer identification number (“TIN”) is not provided on such form, or if any other information is not correctly provided, payments made with respect to the Shares potentially may be subject to U.S. federal backup withholding of 24% by the Depositary. For the purposes of this Letter of Transmittal and Election Form, a “U.S. person” means: a beneficial owner of Shares that, for U.S. federal income tax purposes, is (a) a citizen or resident (including a green card holder or lawful permanent resident) of the United States, (b) a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States or any political subdivision thereof, (c) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for U.S. federal income tax purposes that is created or organized in or under the laws of the United States or any political subdivision thereof.
Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.
Certain persons (including, among others, corporations, certain “not-for-profit” organizations, and certain non-U.S. persons) are not subject to backup withholding. Shareholders are urged to consult their tax advisor as to the shareholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.
The TIN for an individual U.S. citizen or resident is the individual’s social security number or individual taxpayer identification number.
Failure to furnish TIN — If you fail to furnish your correct TIN, you may be subject to a penalty of U.S.$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
If you are a U.S. Shareholder and are not a U.S. person, you may be subject to backup withholding on payments received pursuant to the Arrangement, unless you return a completed IRS Form W-8ECI, W-8IMY, W-8BEN or W-8BEN-E, as appropriate, a copy of which is available from the Depositary upon request.
9.   Currency of Payment
All amounts payable under the Arrangement will be paid in U.S. dollars; however, Shareholders can elect to use the Depositary’s currency exchange services to convert such payment into Canadian dollars by checking Box F “Currency Election”. A Currency Election must be made by the Election Deadline in order to receive payment in Canadian dollars.
The exchange rate for one U.S. dollar expressed in Canadian dollars will be based on the prevailing market rate(s) available to Computershare Trust Company of Canada, in its capacity as foreign exchange service provider, on the date of the currency conversion. All risks associated with the currency conversion from U.S. dollars to Canadian dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Shareholder’s sole account and will be at such Shareholder’s sole risk and expense, and none of the Company, TELUS or Computershare Trust Company of Canada, or their respective affiliates and successors, are responsible for any such matters. Computershare Trust Company of Canada may earn a commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases the elected currency.
10.   Privacy Notice
The Depositary is committed to protecting your personal information. In the course of providing services to you and its corporate clients, the Depositary receives non-public personal information about you-from transactions the Depositary performs for you, forms you send to the Depositary, other communications the Depositary have with you or your representatives, etc. This information could include your name, contact details (such as residential address, correspondence address, email address), social insurance number, survey responses, securities holdings and other financial information. The Depositary uses this to administer your account, to better serve your and its clients’ needs and for other lawful purposes relating to its services. The Depositary may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides. Where the Depositary shares your personal information with other companies to provide services to you, the Depositary ensures they have adequate safeguards to protect your personal information. The Depositary also ensures the protection of rights of data subjects under the General Data Protection Regulation, where applicable. The Depositary has prepared a Privacy Code to tell you more about its information practices, how your privacy is protected and how to contact its Chief Privacy Officer. It is available at the Depositary’s website, www.computershare.com, or by writing to the Depositary at 100 University Avenue, 8th Floor Toronto, Ontario, M5J 2Y1. The Depositary will use the information you are providing in order to process your request and will treat your signature(s) as your consent to the Depositary so doing.
11.   Payment Entitlement Pickup Locations
Entitlements may be picked up at applicable Depositary office locations with counter services. Pick-up instructions must be selected in Box A. Below is the applicable Depositary office location:
320 Bay Street
14th Floor,
Toronto ON M5H 4A6
12.   Direct Registration System
TELUS Shares issuable under the Plan of Arrangement may be issued in the Direct Registration System, or DRS. The DRS is a system that allows you to hold your TELUS Shares in “book-entry” form without having a physical share certificate issued as evidence of ownership. Instead, your TELUS Shares will be held in your name and registered electronically in TELUS’ records, which will be maintained by its transfer agent, Computershare Trust Company of Canada. The Direct Registration System eliminates the need for shareholders to safeguard and store certificate(s), it avoids the significant cost of a surety bond for the replacement of, and the effort involved in replacing, physical certificate(s) that might be lost, stolen or destroyed and it permits/enables electronic share transactions. Upon completion of the Arrangement you may receive an initial DRS Statement acknowledging the number of TELUS Shares you hold in your DRS account. Each time you have any movement of shares into or out of your DRS account, you will be mailed an updated DRS Statement. You may request a statement at any time by contacting Computershare Trust Company of Canada or by accessing your account online at http://www.investorcentre.com/telus. At any time you may request a share certificate for all or a portion of the TELUS Shares held in your DRS account. Simply contact Computershare Trust Company of Canada with your request. A share certificate for the requested number of TELUS Shares will be sent to you by first class mail upon receipt of your instructions, at no cost to you. For more information about DRS, please contact Computershare Trust Company of Canada at 1-800-558-0046 (toll free within Canada and the U.S.) or 1-514-982-7129 (outside of Canada and the U.S.) or visit Computershare Trust Company of Canada on-line at https://www.computershare.com/service (select “Canada” at top right of page).

13.   Miscellaneous
(a)
If the space on this Letter of Transmittal and Election Form is insufficient to list all separate registrations of Deposited Shares held by the same registered owner(s), the details of additional Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal and Election Form.

(b)
If Shares are registered in different forms (e.g., “John Doe and “J. Doe”) a separate Letter of Transmittal and Election Form should be signed for each different registration.

(c)
No alternative, conditional or contingent deposits of Shares will be accepted. All depositing holders of Shares by execution of this Letter of Transmittal and Election Form or a facsimile of an originally signed facsimile copy hereof waive any right to receive any notice of the acceptance of deposited Shares, except as required by applicable law.

(d)
Additional copies of the Letter of Transmittal and Election Form may be obtained from the Depositary at the address set out on the back of this Letter of Transmittal and Election Form.

(e)
TELUS reserves the right, if it so elects, in its absolute discretion, to instruct the Depositary to waive or not to waive any and all defects or irregularities in any Letter of Transmittal and Election Form or other document and any such waiver or non-waiver will be binding upon the affected Shareholders. The granting of a waiver to one or more Shareholders does not constitute a waiver for any other Shareholders. The Company and TELUS reserve the right to demand strict compliance with the terms of the Letter of Transmittal and Election Form and the Arrangement. No deposit of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. There shall be no duty or obligation on TELUS Digital, TELUS or the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give such notice. The Company’s interpretation of the terms and conditions of the Plan of Arrangement, the Circular and this Letter of Transmittal and Election Form will be final and binding.

(f)
Under no circumstances will any amount be paid by TELUS or the Depositary by reason of any delay in exchanging any Shares or in making payments in lieu of fractional TELUS Shares to any person on account of Shares accepted in exchange for the Consideration pursuant to the Plan of Arrangement.

(g)
Any questions should be directed to the Depositary at 1-800-564-6253 or outside of North America at 514-982-7555 or by e-mail to corporateactions@computershare.com. Non-registered Shareholders may also contact their local broker, dealer, commercial bank, Canadian chartered bank, trust company or other intermediary for assistance.

(h)
The representations made by the Shareholder in this Letter of Transmittal and Election Form will survive the Effective Date.

(i)
This Letter of Transmittal and Election Form shall be governed by, and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Appendix A
SUMMARY OF DEFINITIONS
The following definitions are summaries only and are qualified in their entirety by the definitions contained in the Articles of TELUS.
“Canadian” means
a)
a citizen within the meaning of the Citizenship Act (Canada), who is ordinarily resident in Canada,

b)
a permanent resident within the meaning of the Immigration Act (Canada), who is ordinarily resident in Canada, and has been ordinarily resident in Canada for not more than one year after the date on which that person first became eligible to apply for Canadian citizenship,

c)
a Canadian government body, whether federal, provincial or local or any agency thereof,

d)
a corporation without share capital, with a majority of directors and officers appointed or designated (either by their personal names of their names of office) by a provincial or the federal government,

e)
a qualified corporation,

f)
a qualified trust,

g)
a qualified mutual insurance company,

h)
a qualified partnership, or

i)
a qualified pension fund society.

“control” means control in any manner that results in control in fact, whether directly through the ownership of securities or indirectly through a trust agreement or arrangement, the ownership of any body corporation or otherwise.
“non-Canadian” means a person or entity that is not Canadian;
“qualified corporation” means a corporation in which those of its shareholders who are Canadians beneficially own, and control, in aggregate and otherwise than by security only, not less than 66 2∕3% of the issued and outstanding voting shares and which is not otherwise controlled by non-Canadians.
“qualified mutual insurance company” means a mutual insurance company the head office and principal place of business of which are in Canada, and not less than 80% of the board and each committee of its directors of which are individual Canadians.
“qualified partnership” means a partnership in which those of its partners who are Canadians beneficially own, and control, in aggregate and otherwise than by way of security only, not less than 66 2∕3% of the beneficial interest in the partnership, and which is not otherwise controlled by non-Canadians.
“qualified pension fund society” means a pension fund society the majority of whose members of its board of directors are individual Canadians, and that is established under specified federal and provincial legislation.
“qualified trust” means a trust in which Canadians have not less than 66 2∕3% of the beneficial interest, and of which a majority of the trustees are Canadians.
“voting share” means a share of any class of shares of a corporation carrying voting rights under all circumstances or by reason of an event that has occurred and is continuing or by reason of a condition that has been fulfilled, and includes (a) a security that is convertible into such share at the time a calculation of this percentage of shares owned and controlled by Canadians is made, and (b) an option or a right to acquire such a share, or the security referred to in paragraph (a), that is exercisable at the time the calculation referred to in that paragraph is made.

The Depositary for the Arrangement is:
By Mail Computershare Investor Services Inc. P.O. Box 7021 31 Adelaide St. E Toronto, ON, M5C 3H2 Attention: Corporate Actions	By Registered Mail, by Hand or by Courier Computershare Investor Services Inc. 320 Bay Street 14th Floor Toronto, ON, M5H 4A6 Attention: Corporate Actions
North American Toll Free Phone: 1-800-564-6253
Outside North America: 1-514-982-7555
Email: corporateactions@computershare.com
Delivery of this Letter of Transmittal and Election Form to an address other than as set forth above does not constitute a valid delivery.